Exhibit 99.1

REGULATION FD DISCLOSURE

GAAP to Non-GAAP Reconciliation – Quarterly*

($ in millions)

	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16
Net revenue on GAAP basis	$ 576	$ 562	$ 644	$ 738	$ 709	$ 701	$ 1,269	$ 1,590	$ 1,635	$ 1,614	$ 1,735	$ 1,840	$ 1,771	$ 3,541	$ 3,792	$ 4,136
Acquisition-related purchase accounting revenue adjustment	-	-	-	-	-	-	18	20	22	31	15	13	11	21	10	10
Net revenue on non-GAAP basis	$ 576	$ 562	$ 644	$ 738	$ 709	$ 701	$ 1,287	$ 1,610	$ 1,657	$ 1,645	$ 1,750	$ 1,853	$ 1,782	$ 3,562	$ 3,802	$ 4,146
GAAP Gross Margin	$ 276	$ 272	$ 304	$ 346	$ 339	$ 357	$ 393	$ 788	$ 826	$ 846	$ 884	$ 997	$ 941	$ 1,046	$ 1,782	$ 2,171
Acquisition-related purchase accounting revenue adjustment	-	-	-	-	-	-	18	20	22	31	15	13	11	21	10	10
Purchase accounting effect on inventory		-	4	5	-	-	200	10	4	-	26	-	-	828	271	86
Amortization of acquisition-related intangible assets	14	14	14	19	18	18	105	108	113	113	129	129	130	198	211	224
Share-based compensation expense - COGS	2	2	3	3	3	3	6	6	6	6	7	7	6	13	15	14
Restructuring charges	-	-	1	-	5	-	11	6	2	1	2	2	1	32	8	16
Acquisition-related costs	-	-	2	1	1	3	2	1	1	1	-	1	-	-	-	1
Non-GAAP Gross Margin	$ 292	$ 288	$ 328	$ 374	$ 366	$ 381	$ 735	$ 939	$ 974	$ 998	$ 1,063	$ 1,149	$ 1,089	$ 2,138	$ 2,297	$ 2,522
% of non-GAAP Revenue	*50.7%*	*51.2%*	*50.9%*	*50.7%*	*51.6%*	*54.4%*	*57.1%*	*58.3%*	*58.8%*	*60.7%*	*60.7%*	*62.0%*	*61.1%*	*60.0%*	*60.4%*	*60.8%*
GAAP Operating Income (Loss)	$ 124	$ 118	$ 140	$ 170	$ 139	$ 160	$ (162)	$ 301	$ 401	$ 418	$ 299	$ 514	$ 475	$ (1,001)	$ (264)	$ 381
Acquisition-related purchase accounting revenue adjustment	-	-	-	-	-	-	18	20	22	31	15	13	11	21	10	10
Purchase accounting effect on inventory	-	-	4	5	-	-	200	10	4	-	26	-	-	828	271	86
Amortization of acquisition-related intangible assets	19	20	20	26	25	26	196	199	172	172	197	192	184	933	939	580
Share-based compensation expense	18	17	20	22	24	30	50	49	49	57	63	63	57	186	213	208
Restructuring, impairment and disposal charges	1	1	1	-	17	8	98	39	16	11	100	17	32	319	282	420
Acquisition-related costs	-	2	6	6	19	9	28	18	17	12	33	12	24	43	38	34
Non-GAAP Operating Income	$ 162	$ 158	$ 191	$ 229	$ 224	$ 233	$ 428	$ 636	$ 681	$ 701	$ 733	$ 811	$ 783	$ 1,329	$ 1,489	$ 1,719
% of non-GAAP Revenue	*28.1%*	*28.1%*	*29.7%*	*31.0%*	*31.6%*	*33.2%*	*33.3%*	*39.5%*	*41.1%*	*42.6%*	*41.9%*	*43.8%*	*43.9%*	*37.3%*	*39.2%*	*41.5%*
Depreciation & amortization (non-acquisition related)	22	22	26	32	32	35	46	51	54	58	59	58	60	107	119	120
Adjusted EBITDA	$ 184	$ 180	$ 217	$ 261	$ 256	$ 268	$ 474	$ 687	$ 735	$ 759	$ 792	$ 869	$ 843	$ 1,436	$ 1,608	$ 1,839
% of non-GAAP Revenue	*31.9%*	*32.0%*	*33.7%*	*35.4%*	*36.1%*	*38.2%*	*36.8%*	*42.7%*	*44.4%*	*46.1%*	*45.3%*	*46.9%*	*47.3%*	*40.3%*	*42.3%*	*44.4%*

* Results for the periods prior to Q2'16 represent Avago Technologies Limited historical results. Broadcom's fiscal year ends on the Sunday closest to 10/31.

1 | © 2017 Broadcom. All Rights Reserved. "Broadcom" refers to Broadcom Limited and its subsidiaries.

BROADCOM

GAAP to Non-GAAP Reconciliation – Annual*

($ in millions)	Reported Fiscal Year Ended 11/2/2014	Reported Fiscal Year Ended 11/1/2015	10/30/2016	BRCM's Quarter Ended 12/31/2015	Fiscal Year Ended (1) 10/30/2016
Net revenue on GAAP basis	**$4,269**	**$6,824**	**$13,240**	**$2,053**	**$15,293**
Acquisition-related purchase accounting revenue adjustment	38	81	52	-	52
Net revenue on non-GAAP basis	**$4,307**	**$6,905**	**$13,292**	**$2,053**	**$15,345**
GAAP Gross Margin	**$1,877**	**$3,553**	**$5,940**	**$1,118**	**$7,058**
Acquisition-related purchase accounting revenue adjustment	38	81	52	-	52
Purchase accounting effect on inventory	210	30	1,185	-	1,185
Amortization of acquisition-related intangible assets	249	484	763	31	794
Share-based compensation expense	18	26	48	5	53
Restructuring charges	22	7	57	-	57
Acquisition-related costs	7	3	1	-	1
Non-GAAP Gross Margin	**$2,421**	**$4,184**	**$8,046**	**$1,154**	**$9,200**
% of non-GAAP Revenue	*56.2%*	*60.6%*	*60.5%*	*56.2%*	*60.0%*
GAAP Operating Income (Loss)	**$438**	**$1,632**	**($409)**	**$403**	**($6)**
Acquisition-related purchase accounting revenue adjustment	38	81	52	-	52
Purchase accounting effect on inventory	210	30	1,185	-	1,185
Amortization of acquisition-related intangible assets	446	733	2,636	32	2,668
Share-based compensation expense	153	232	664	93	757
Restructuring, impairment and disposal charges	162	144	1,053	1	1,054
Acquisition-related costs	74	74	139	-	139
Settlement costs and other charges, net	-	-	-	15	15
Non-GAAP Income from Operations	**$1,521**	**$2,926**	**$5,320**	**$544**	**$5,864**
% of non-GAAP Revenue	*35.3%*	*42.4%*	*40.0%*	*26.5%*	*38.2%*
Depreciation & amortization (non-acquisition related)	164	229	406	40	446
Adjusted EBITDA	**$1,685**	**$3,155**	**$5,726**	**$584**	**$6,310**
% of non-GAAP Revenue	*39.1%*	*45.7%*	*43.1%*	*28.4%*	*41.1%*
Cash Flow from Operations	1,175	2,318	3,411	727	4,138
Less: CapEx	(409)	(593)	(723)	(252)	(975)
Free Cash Flow	**$766**	**$1,725**	**$2,688**	**$475**	**$3,163**

* FY14-15 represents Avago Technologies Limited historical results. Broadcom's fiscal year ends on the Sunday closest to 10/31.
(1) Reflects full-year contribution from Broadcom Corporation (acquisition closed February 1, 2016) by including Broadcom Corporation's quarter ended December 31, 2015 results.

2 | © 2017 Broadcom. All Rights Reserved. "Broadcom" refers to Broadcom Limited and its subsidiaries.

BROADCOM